SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2007

APPLE HOSPITALITY TWO, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-49748	54-2010305
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality Two, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 1.01 and Item 9.01 of Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

The Agreement and Plan of Merger

On February 15, 2007, the Company, Lion ES Hotels, LP (“Buyer”) and Lion AHT Merger, LP (“Acquisition Sub”), a wholly-owned subsidiary of Buyer, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Acquisition Sub (the “Merger”). As a result of the Merger, Company shareholders and optionholders will receive an aggregate of $467,353,600 (approximately $11.20 per share) as the merger consideration.

The Merger Agreement provides that Buyer will have a 60-day diligence period (the “Inspection Period”) following February 15, 2007 during which Buyer has the right to terminate the Merger Agreement. Simultaneously with the execution of the Merger Agreement, Buyer deposited $1.25 million (the “First Deposit Amount”) with a specified third party deposit agent (the “Deposit Agent”). If Buyer does not elect to proceed with the Merger at the end of the Inspection Period, the First Deposit Amount is refunded to Buyer. If Buyer elects to proceed with the Merger at the end of the Inspection Period, Buyer must make an additional deposit of $1.25 million with the Deposit Agent.

The Merger Agreement also contains customary representations and warranties and covenants including, among others, covenants providing for the Company (i) to prepare and file with the Securities and Exchange Commission a proxy statement as promptly as reasonably practicable following the expiration of the Inspection Period, (ii) not to solicit acquisition proposals or, subject to certain exceptions, furnish information or enter into discussions or negotiations with third parties regarding acquisition proposals, and (iii) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement.

The Merger Agreement contains certain customary closing conditions. The Merger Agreement also provides for the payment of certain fees and expenses to Buyer in the event the Merger Agreement is terminated in specified situations.

The foregoing description of the Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, the Company has suspended its Dividend Reinvestment Plan and Unit Redemption Program.

Voting Agreements

Concurrent with the execution of the Merger Agreement, Glade M. Knight, his wife and a controlled entity, and three officers (the “Voting Parties”) of the Company each entered into voting agreements (collectively the “Voting Agreements”) with Buyer. Pursuant to the Voting Agreements, the Voting Parties have agreed to vote each of their Series C Convertible Shares of Company in favor of the Merger and other transactions contemplated by the Merger Agreement, and against any action of agreement in opposition to or in competition with the Merger. The Voting Parties collectively own approximately 80% of the outstanding Series C Convertible Shares of the Company.

Additional Information about the Merger and Where to Find It:

In connection with the proposed merger transaction, the Company intends to file a proxy statement, accompanying proxy card and other relevant documents with the Securities and Exchange Commission. Shareholders of the Company are urged to read the proxy statement and other relevant documents in their entirety when they become available because they will contain important information about the Company and the proposed merger. When filed, the proxy statement and any other relevant documents will be available at no charge at the SEC’s web site at http://www.sec.gov. In addition, shareholders may obtain free copies of the proxy statement and any other relevant documents filed with the SEC by directing a written request to Apple Hospitality Two, 814 East Main Street, Richmond, Virginia 23219, Ann: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information about the executive officers and directors of the Company and of their ownership of the Company shares is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 4, 2006. Shareholders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed merger by reading the proxy statement when it becomes available.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to complete the proposed merger transaction agreement, the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; changes in economic cycles and competition within the extended-stay hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial Statements of business acquired.

None

b.	Pro forma financial information.

None

c.	Shell company transaction.

None

d.	Exhibits.

2.1	Agreement and Plan of Merger, dated as of February 15, 2007, among Apple Hospitality Two, Inc., Lion ES Hotels, LP and Lion AHT Merger, LP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY TWO, INC.

Date:	February 22, 2007	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 15, 2007, among Apple Hospitality Two, Inc., Lion ES Hotels, LP and Lion AHT Merger, LP.